OMB APPROVAL
OMB Number: 3235-0060
Expires: January 31, 2008
Estimated average burden hours per response: 38

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2007

U. S. Precious Metals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5821 Tanagerside Road, Lithia , Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 425-2144

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR

240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

EXPLANATORY NOTE

This amendment is being filed to correct formatting errors contained in the original filing, and to include Exhibit 10.1, which was inadvertently omitted from the original filing.

ITEM 8.01.

OTHER EVENTS.

      On March 6, 2007, the Registrant, U. S. Precious Metals, Inc., a Delaware corporation ("USPR"), issued a press release announcing that it had acquired the mining concession rights to conduct analysis and geological exploration on El Diamante, a potential gold and silver mining property in southern Michoacan, Mexico, in the Municipality of Arteaga, known as Title Number 219074 (“EL Diamante”). The agreement was not fully executed by all the parties until on or about February 15, 2007.

Other significant terms of the agreement include:

Grantor:

Messrs. Brigido Mena and Victor Manuel Saucedo Madrigal

Grantee

USPR’s wholly owned Mexican subsidiary, U.S. Precious Metals De México, S.A. De C.V. (represented by José García Granados, the subsidiary’s president and a vice president of USPR).

Term:

One year term expiring on December 14, 2007.

Consideration

If, after exploration and analysis, the Grantee determines to proceed with mining activities, the Grantor will receive 3% of the melting proceeds, or, at the Grantor’s option, a flat fee to be negotiated.

Copies of the: executed El Diamante mining concession rights acquisition agreement (in Spanish), the form of the English translation of the agreement translated and the March 6, 2007 press release are attached hereto as Exhibits 10.1, 10.2 and 99.1 and are incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(b) Exhibits.

10.1

Executed El Diamante Acquisition Agreement (in Spanish)

10.2

Form of El Diamante Acquisition Agreement (in English)

99.1

Press Release dated March 6, 2007.

Signatures.

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

Date:    March 13, 2007

U. S. PRECIOUS METALS, INC.

By:   /s/ Jack Wagenti

     --------------------------

Jack Wagenti

Vice President, Secretary

and Treasurer

EXHIBIT 10.1

Executed El Diamante Acquisition Agreement (in Spanish)

CONTRATO PRIVADO DE PROMESA DE COMPRA-VENTA DE LOS DERECHOS DE LA CONCESIÓN MINERA DEL LOTE MINERO "EL DIAMANTE" TITULO 219074, LOCALIZADO EN EL ESTADO DE MICHOACAN (EN ADELANTE "LA MINA"), QUE CELEBRAN POR UNA PARTE LOS SEÑORES : BRIGIDO MENA (BM) y VICTOR MANUEL SAUCEDO MADRIGAL (VMSM), (EN ADELANTE "LOS CEDENTES") Y POR OTRA PARTE LA EMPRESA U.S. PRECIOUS METALS DE MÉXICO, S.A. DE C.V. (EN ADELANTE "LA CESIONARIA"), REPRESENTADA `POR SU PRESIDENTE EL SR. JOSÉ GARCÍA GRANADOS, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:

DECLARACIONES.

Las partes hacen las siguientes declaraciones:

I. **"EL CEDENTE"** declara que es propietario de la Concesión Minera **"El Diamante"**, bajo el Título 219074, localizado en el Municipio de Arteaga, Estado de Michoacán, y que está Registrado en la Dirección General de Minas dependiente de la Secretaría de Comercio y Fomento Industrial (ahora Secretaría de Economía), bajo el Título señalado.

II. **"EL CEDENTE"** manifiesta bajo protesta de decir verdad, que dicha(s) Concesion(es) a la presenta fecha, no le ha(n) sido revocada(s), limitada(s) o modificada(s).

III. **"LA CESIONARIA"** declara que es una Empresa Mexicana constituida ante la Secretaria de Comercio y Fomento Industrial (ahora Secretaría de Economía) y la Secretaría de Relaciones Exteriores, regida por las Leyes Mexicanas, atendiendo al Articulo 11 de la Ley de Minas y el Articulo 8 de su Reglamento, bajo Escritura Pública No. 15970, de fecha 5 de marzo de 2003, ante la fe del Notario Público No. 91 del Distrito Federal, la Lic. María Guadalupe Pérez Palomino, e inscrita en el Registro del Comercio bajo el folio mercantil No. 306355 con fecha 26 de junio de 2003.

IV. **"LA CESIONARIA"** es representada por el Sr. José García Granados, personalidad que no le ha sido ni revocada ni limitada a la presente fecha.

Ambas partes se otorgan las siguientes:

CLAUSULAS.

PRIMERA.- El Objeto.- **"EL CEDENTE"**otorga a la **"LA CESIONARIA"** la exclusividad de la venta de los Derechos de la (las) Concesión(es) Minera(s) que se refiere(n) en la declaración I de este Contrato, por un plazo máximo que se señala en la Cláusula QUINTA.- "Vigencia del Contrato" de este Contrato. Lo que implica que **"EL CENDENTE"** no promoverá ni realizará la venta de **"LAS MINAS"** a un tercero diferente a **"LA CESIONARIA"** en la vigencia señalada.

1

Como resultado de los estudios de exploración, **"LA CESIONARIA"** podrá en cualquier momento de la vigencia, negociar un precio con **"EL CEDENTE"**, atendiendo a las Bases de Negociación contenidas en la Cláusula TERCERA de este Contrato.

Si al final de la Vigencia, **"LA CESIONARIA"** decide que los resultados no hubieran sido los esperados, este Contrato se cancelará y **"LAS MINAS"** continuaran siendo propiedad de **"EL CEDENTE"**.

SEGUNDA.- Autorización para realizar Estudios Geológicos.- Por toda la vigencia de este Contrato, **"EL CEDENTE"** está de acuerdo en dar su autorización y todas las facilidades a **"LA CESIONARIA"** para que ésta realice los análisis y exploración geológica en los lotes de **"LAS MINAS"**, a efecto de confirmar su potencial y así, poder desarrollar el plan de trabajo de explotación.

TERCERA.- Bases de Negociación del Precio.- **"LA CESIONARIA"** y **"EL CEDENTE"** han acordado las siguientes bases de negociación del Precio:

a. Si **"LAS MINAS"** resultan productivas a criterio de **"LA CESIONARIA"**, en base a los estudios geológicos de exploración, **"EL CEDENTE"** recibirá el 3% (tres por ciento) del precipitado derretido obtenido. Reservándose **"LA CESIONARIA"** el derecho de recompra de dicho porcentaje, al precio que negociarán las partes.

b. **"EL CEDENTE"** podrá optar por vender un porcentaje del precipitado, en los términos que se negocien en el inciso "a" de esta Cláusula Tercera, y conservar el porcentaje restante, que **"LA CESIONARIA"** le entregará de acuerdo al ritmo de explotación.

c. Si **"EL CEDENTE"** quisiera optar por un pago más rápido, aunque menor a los hasta aquí expuestos, podrá negociar un Precio Total de **"LAS MINAS"** para ser pagado en una sola exhibición o en un programa de pagos, cuyo monto se negociará entre las partes, considerando lo expresado en el inciso "a" de esta Cláusula Tercera, el potencial de la explotación y los tiempos programados en el Plan de Trabajo de **"LA CESIONARIA"**.

d. Ambas partes podrán optar por negociar una cantidad fija que se entregará en una exhibición y otra que **"LA CESIONARIA"** entregará a **"EL CEDENTE"**, con periodicidad mensual, por un período que negociarán ambas partes.

e. Ambas partes podrán negociar una alternativa diferente, en base a las opciones aquí señaladas.

CUARTA.- Del Resultado de los Estudios Geológicos y fijación del precio.- Una vez concluidos los Estudios Geológicos de **"LAS MINAS"**, que no podrá rebasar el plazo de vigencia del Contrato señalado en la Cláusula QUINTA que empezará a contar a partir de la firma de éste Contrato, si los resultados fueran positivos de acuerdo a los estándares de **"LA CESIONARIA"**, ésta presentará el reporte de resultados a **"LA CEDENTE"**, y en ese momento, se concluirán las negociaciones de

2

acuerdo a lo establecido en la Cláusula TERCERA, fijando el rango de precio en que se venderán **"LAS MINAS"**, según la alternativa seleccionada.

En el caso de que los resultados de los Estudios no fueran de la entera satisfacción de la **"LA CEDENTE"**, ésta podrá solicitar la intervención de un tercero, que analice los resultados presentados por **"LA CESIONARIA"**, para que de una segunda opinión, con lo cual se procederá a cerrar la negociación.

En el caso de que los Estudios Geológicos que **"LA CESIONARIA"** hubiera realizado, no satisficieran los estándares que por política se ha fijado, o en el caso de que en el transcurso de la explotación, se diera el caso de que los minerales extraídos y procesados, no estuvieran dando la productividad esperada, entonces **"LA CESIONARIA"** dará por rescindido este Contrato y devolverán las Concesiones de **"LA MINAS"** a **"EL CEDENTE"**.

QUINTA.- Vigencia del Contrato. La vigencia de este contrato será de un (1) año, contado a partir de la fecha de su firma, y surtirá su efecto final cuando **"LA CESIONARIA"** hubiera realizado alguna de las opciones de pago de **"LAS MINAS"** referidas en la Cláusula TERCERA, en cuyo caso se preparará el Contrato de Compra-Venta Definitiva, que contendrá todos los conceptos de la negociación y por lo tanto, la propiedad de las Concesiones pasará plenamente a **"LA CESIONARIA"**.

Concluido el término del presente contrato, no podrá haber prórroga automática por el simple transcurso del tiempo, y terminará sin necesidad de darse aviso entre las partes. Sin embargo, se podrá renovar por otros 6 (seis) meses, avisando por escrito con un mes de anticipación, siempre y cuando así lo acepte **"EL CEDENTE"** y **"LA CESIONARIA"** de común acuerdo.

SEXTA.- Autorización para facilitar los trabajos de exploración. **"EL CEDENTE"** está de acuerdo en facilitar los trabajos de exploración de **"LA CESIONARIA"**.

SEPTIMA.- Financiamiento de los trabajos de explotación. Todos los gastos relativos a los trabajos geológicos y de exploración que se realicen en **"LAS MINAS"**, serán pagados íntegramente por **"LA CESIONARIA"**.

OCTAVA.- Rescisión por Incumplimiento. Ambas partes podrán rescindir este contrato en el caso de que una de ellas incumpla sus obligaciones y se abstenga de tomar medidas necesarias para reparar dicho incumplimiento dentro de los 15 días laborables siguientes al aviso, notificación o requerimiento que la otra parte le haga en el sentido que proceda a reparar el incumplimiento de que se trate.

La parte que ejercite su derecho a la rescisión deberá dar aviso por escrito a la otra, cumplido el término a que se refiere el párrafo anterior y se fijará de mutuo acuerdo el alcance de los perjuicios, que deberá cubrir la parte que incumpla.

3

NOVENA.- Insolvencia. Ambas partes podrán dar por terminado el presente contrato, en forma anticipada y sin necesidad de declaración judicial previa, en caso de que una de ellas fuere declarada en quiebra, suspensión de pagos, concurso de acreedores o cualquier otro tipo de insolvencia.

DECIMA.- Cesión de Derechos y Obligaciones. Ninguna de las partes podrá ceder o transferir total o parcialmente los derechos ni las obligaciones derivados de este contrato.

DECIMA PRIMERA.- Límite de la Responsabilidad Contractual. Ambas partes aceptan que no será imputable a ninguna de ellas, la responsabilidad derivada de caso fortuito o fuerza mayor y convienen en suspender los derechos y las obligaciones establecidos en este contrato los cuales podrán reanudar de común acuerdo en el momento en que desaparezca el motivo de la suspensión, siempre y cuando se trate de los casos previstos en esta cláusula.

DÉCIMA SEGUNDA. Notificaciones.- Las partes convienen que cualquier notificación, reporte u otro tipo de comunicaciones referentes o interrelacionadas con este Contrato, deberán ser por escrito y entregadas a la contraparte. Para ello, las Partes manifiestan los siguientes domicilios para recibir estas comunicaciones:

EL CEDENTE:

LA CESIONARIA

4

DECIMA TERCERA.- Competencia.- Para la interpretación y cumplimiento del contrato, ambas partes se someten a las Leyes y Tribunales de la Ciudad de México, D. F.

Leidas que fueron las declaraciones y cláusulas. Las Partes manifiestan que no contienen dolo ni mala fe, y que están conformes con las mismas, firmándolas por triplicado en la Ciudad de México Distrito Federal, a las 12:00 horas del día 14 de Diciembre del año 2006.

Por "EL CEDENTE" de los Derechos de la Concesión de la Mina:

SR. VICTOR MANUEL SAUCEDO MADRIGAL

SR. BRIGIDO MENA

Por "LA CESIONARIA":

SR. JOSE GARCIA GRANADOS

5

EXHIBIT 10.2

Form of El Diamante Acquisition Agreement (in English)

s

PROMISORY BUY AND SALE CONTRACT TO ACQUIRE THE RIGHTS OF THE MINING CONCESSION LOT “EL DIAMANTE” TITLE 219074, LOCATED IN THE STATE OF MICHOACAN (HEREINAFTER CALLED “THE MINE”) THAT IS CELEBRATED BY MR. BRIGIDO MENA (BM) AND MR. VICTOR MANUEL SAUCEDO MADRIGAL (VMSM),  (HEREINAFTER CALLED “THE GRANTER”) AND THE COMPANY U.S. PRECIOUS METALS DE MÉXICO, S.A. DE C.V. (HEREINAFTER CALLED “THE GRANTEE”) REPRESENTED IN THIS ACT BY ITS PRESIDENT, MR. SR. JOSÉ GARCÍA GRANADOS, ACORDING TO THE FOLLOWING RECITALS AND CLAUSES:

RECITALS.

The Parties grant the following Recitals:

I.

“THE GRANTER” declares that is the owner of the Mining Concession “EL DIAMANTE”, under Title Number 219074, located in the Municipality of Arteaga, State of Michoacán as it is registered in the Mining General Direction, from the Ministry of Commerce and Industrial Promotion (Secretaría de Comercio y Fomento Industrial) (today the Ministry of Economy), under the referred Title..

II.

“THE GRANTER” manifest under oath to say the truth, that as for today’s date, such Concession hasn’t been revoked, limited or modified.

III.

 “THE GRANTEE” declares that is a Mexican Company incorporated before the Ministry of Commerce and Industrial Promotion (Secretaría de Comercio y Fomento Industrial) (today the Ministry of Economy) and the Ministry of Foreign Affairs, rule by Mexican Laws, according to Article 11th of the Mining Law and Article 8th of its Rules, under the Public Deed No. 15970, dated March 5th 2003, before Lic. María Guadalupe Pérez Palomino, Notary Public Number 91 of Mexico City, and registered before the Commerce and Industry Register, under Mercantile Folio No. 306355, dated June 26th 2003.

IV.

“THE GRANTEE” is represented in this Act by Mr. José García Granados, whose legal personality hasn’t been revoked, limited or modify as for today’s date.

Both Parties grant the following:

CLAUSES.

FIRST.- The Objective.- “THE GRANTER” grants  “THE GRANTEE” the exclusivity of the sale of the Rights of the Mining Concession referred in Recital I of this Contract, for  the term stated   in Clause FIFTH.- “Term of the Contract”. Such event implies that “THE GRANTER” will neither promote, neither sell “THE MINE” to a third party different from “THE GRANTEE” during the referred term.

As a result of the exploration studies that will be conducted by “THE GRANTEE”, “THE GRANTEE” will be able in any time of the term of this Contract, to negotiate the price with “THE GRANTER”, based on the options stated in Clause THIRD of this Contract.

If at the end of the Term, “THE GRANTEE” decides that the results of the studies doesn’t complied with the Company expectations, this Contract will be cancelled and “THE MINE” will continue been the property of “THE GRANTER”.

SECOND.- Authorization to perform the Geological Studies.- During the whole Term of this Contract, “THE GRANTER” agrees to authorize and grant all the facilities to “THE GRANTEE” to perform the analysis and geological exploration in “THE MINE” mining lot, in order to confirm its potential and this way, be able to develop an exploration program.

THIRD.- Price Negotiation Basis.- “THE GRANTEE” and “THE GRANTER” have agreed about the following Price Negotiation Basis:

a.

If “THE MINE” becomes productive under the criteria of “THE GRANTEE”, based on the exploration geological studies, “THE GRANTER” will receive as a payment a 3% (three percent) of the melting obtained in “THE MINE”. “THE GRANTEE” will have the re-purchase right of such melting, whose price will be negotiated by the Parties.

b.

“THE GRANTER” will have the option to sell just a percentage of the melting, applying the same negotiation basis described in item “a” of this Clause THIRD and keep the remain percentage that will be delivered by “THE GRANTEE” according to the exploitation rhythm.

c.

If “THE GRANTER” wants to decide for a quicker payment, although lower from the once negotiated in options “a” and “b”, “THE GRANTER” will be able to negotiate a Total Price for “THE MINE” to be paid in one exhibition or in a payment program, considering the description stated in item “a” of Clause THIRD, the potential of the exploitation and the timing stated in the Working Plan of “THE GRANTEE”.

d.

Both Parties may decide to negotiate a fix amount that will be delivered in one exhibition and other part that will be delivered to “THE GRANTER” by the “THE GRANTEE” in a monthly basis, for a term that both Parties will negotiate.

e.

Both Parties may negotiate a different alternative, based on the options described in this Clause THIRD.

FORTH.- About the Results of the Geological Studies and Price Fixation..- The maximum term to perform the Geological Studies of “THE MINE” will not surpass the term stated in Clause FIFTH that will start counting from the date of this Contract signature. If the results of the Geological Studies are positive according to the Standard of “THE GRANTEE”, “THE GRANTEE” will present the repot to “THE GRANTER”, and in this moment, the negotiations will be concluded based on the options stated in Clause THIRD, fixing the price gap that will be applied to “THE MINE” sale, according to the selected alternative.

In the case that the results of the Geological Studies doesn’t complied with the expected standards of “THE GRANTEE”, “THE GRANTEE” will be able to request the intervention of a third party to analyze the results and give a second opinion, that may help to close the price negotiation.

In the case that the results of the Geological Studies perform by “THE GRANTEE” doesn’t complied with the expected standards or in the case that during the exploitation process it is found that the extracted and processed minerals didn’t registered the expected productivity, in such cases, “THE GRANTEE” will cancel the Contract and will return “THE MINE” concession to “THE GRANTER”.

FIFTH.- Term of the Contract. The term of this Contract will be one (1) year, starting counting from the date of the signature and will end its term when “THE GRANTEE” would execute one of “THE MINE” payment options stated in Clause THIRD, in which case it will be prepared the Definite Buy and Sale Contract, that will contain all the negotiation concepts and because of this, the property of the Concession will pass to “THE GRANTEE”.

Once the term of this Contract expires, there will not be an automatic extension, and it will be cancel without the necessity of communication between the Parties. Nevertheless, the Contract may be extended for a new term of 6 (six) months, if one of the Parties communicates to the other Party this decision by writing one month before the Contract expires, and if both Parties mutually accepts.

SIXTH.- Authorization to facilitate the exploration works.. “THE GRANTER” agrees to facilitate “THE GRANTEE” the exploration works.

SEVENTH.- Financing of the exploration works. All the expenses related to geological and exploration works done in “THE MINE”, will be absorbed by “THE GRANTEE”.

EIGHTH.- Rescission because of contract breach. Both Parties will be able to cancel this Contract in the case that one of them breach its obligations and doesn’t applied the necessary measures to repair such breach in a period of 15 (fifteen) working days after the communication, notification or requisition from the other Party to repair the breach.

The Party that exercise its right to the rescission must communicate the other Party by writing, once the referred term stated in the above paragraph, and in a mutual agreement, they will fix the scope of the damage that will have to be liquidated by the Party that didn’t complied.

NINTH.- Insolvency. Both Parties will be able to end this Contract in advance and without the necessity of previous judicial declaration, in the case that one of them is declared in bankrupt, payments suspension, creditor bid or any other kind of insolvency.

TENTH.- Grant of Rights and Obligations. None of the Parties will be able to grant or transfer, totally or partially neither the rights neither the obligations derived from this contract.

ELEVENTH.- Limit of Contractual Responsibilities. Both Parties accept that it will not be imputable to none of them, the responsibility derived in a case of force major and they agree in the suspension of the rights and obligations established in this contract, as well, they agree to re-establish this rights and  obligation in the moment that the cause of suspension despair.

TWELVTH. Notifications.- The Parties agree that any notification, report or other kind of communications referred or related to this Contract, must be done in writing and delivered to the other Party. For such purposes, the Parties manifest the following addresses to receive communications:

THE GRANTER:

Attention: Ing. Victor Saucedo

Perugino 11 Piso Séptimo,

Colonia Mixcoac Insurgentes,

C.P. 03920 México D.F.

THE GRANTEE

Attention: Sr. José García Granados

Culiacán No.17-6º piso,

Colonia Hipódromo Condesa,

C.P. 6170, México, D.F.

THIRTEENTH.- Competence.- For any interpretation and complying of this Contract, both parties will be submitted to the Laws and Courts of Mexico City.

Once the declarations and clauses were read, the parties agreed that they reflect its will and good faith, and that they do not contain anything against the moral, the right or the good practices, signing three originals of this Contract in México City, at 12:00 hours of day 14th. of the Month of December of the year 2006.

By “THE GRANTER” of the Mine Concession Rights:

______________________________

____________________________

SR. VICTOR MANUEL SAUCEDO MADRIGAL

SR:  BRIGIDO  MENA

By “THE GRANTEE”:

______________________________

SR. JOSE GARCIA GRANADOS

Exhibit 99.1

Press Release dated March 6, 2007

US Precious Metals Signs New Exploration Agreement

LITHIA, Fla.--(BUSINESS WIRE), ----U.S. Precious Metals Inc. (OTCBB: USPR) is pleased to announce that El Diamante, a gold and silver property in southern Michoacan, Mexico, is the newest property that U.S. Precious Metals (USPR) has agreed to explore. Jose Garcia, President of US Precious Metals deMexico, a wholly owned subsidiary of USPR, signed an exploration agreement with the owners of El Diamante to continue the exploration that was partially accomplished in past years. A thorough exploration campaign is currently in the planning stages. Initial assay results for gold and silver indicate that there is ore grade mineralization.

For USPR, forward progress continues on the Solidaridad property, which is also in Michoacan, Mexico. USPR's current focus there is the completion of the Environmental Impact Statement, presently underway by Servi-Ambiental El Bosque, S.A. de C.V. of Morelia, Mexico, which includes a valuable socio-economic analysis for the area surrounding Solidaridad.

President Garcia says, "There must be a balance between our future mining practices and the environment, however, it is the people and their communities that will make this project a success, providing jobs and economic stability to the area."

Safe Harbor Act Disclaimer: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as such, may involve risks and uncertainties. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations, are generally identifiable by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. These forward- looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, potential future performance, perceived opportunities in the market, and statements regarding the Company's mission and vision. The Company's actual results, performance, and achievements may differ materially from the results, performance, and achievements expressed or implied in such forward-looking statements.

U.S. Precious Metals, Inc.Jack Wagenti, Investor Relations, 813-425-2144www.uspmgold.com

© Business Wire 2006

03/06/2007 08:00 ET